       LEGG MASON
       -------------------------------------------------------------------------
       CLASSIC VALUATION FUND

                       ---------------------------------------------------------
                           ANNUAL REPORT TO SHAREHOLDERS
                           October 31, 2002
                           Primary Class
                       ---------------------------------------------------------

                                         [LEGG MASON FUNDS LOGO]

To Our Shareholders,

  We are pleased to provide you with Legg Mason Classic Valuation Fund's annual report for the year ended October 31, 2002.

  The following table summarizes key statistics for the Primary Class of shares of the Fund, along with its benchmark, as of October 31, 2002:

                                                     Total Returns(A)
                                                   --------------------
                                                   3 Months   12 Months
                                                   --------   ---------
Classic Valuation Fund Primary Class                -8.78%     -23.80%
S&P 500 Stock Composite Index(B)                    -2.39%     -15.11%

  On the following pages, the portfolio managers for the Fund review the portfolio's structure and investment philosophy, and comment on the outlook for the Fund. As always, historical performance is not indicative of future results, and the principal value of our holdings will continue to fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

  PricewaterhouseCoopers LLP, the Fund's independent accountants, has completed its annual examination, and audited financial statements for the year ended October 31, 2002, are included in this report.

  Many shareholders invest regularly in Fund shares on a dollar cost averaging basis through a program we call Future First. Most do so by authorizing automatic, monthly transfers of $50 or more from their bank checking or Legg Mason accounts. Dollar cost averaging is a convenient and sensible way to invest, as it encourages continued purchases during market downswings, when the best values are available. Of course, it does not ensure a profit nor protect against declines in the value of your investment. Your Legg Mason Financial Advisor will be happy to help you establish a Future First dollar cost averaging account should you wish to do so.

                                                  Sincerely,

                                                  /s/ MARK R. FETTING

                                                  Mark R. Fetting
                                                  President

November 19, 2002

---------------

(A) Total return measures investment performance in terms of appreciation or depreciation in net asset value per share plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. No adjustment has been made for any income taxes payable by shareholders. Past performance does not indicate future performance.

(B) An unmanaged index of widely held common stocks, generally considered representative of the U.S. stock market.

Portfolio Managers' Comments

Legg Mason Classic Valuation Fund

  After two good years from inception, the third year of the Classic Valuation Fund proved difficult. The greatest underperformance occurred in the last several months of the fiscal year after a few of our holdings sold down to levels unimagined in our worst fears. We may look back and say the bottom of this bear market was reached this summer when fear peaked and investors abandoned anything where warts existed. Our discipline points us to companies where problems are perceived and we are often successful when that perception has been unduly magnified. Unfortunately, in the recent period where scandal eruption appeared to reach hysteria, investors fled from that part of the market where risk is higher and which normally is rationally priced. The fiscal year ended with the Fund in the minus territory by over 23%, compared to a 15% decline of the S&P 500 and a 10% drop in the Russell 1000 Value.

  We are wont to observe that every market period has certain characteristics (or maybe "personality") that define it. Some markets are boring and directionless with only a sector or two standing out - well and poorly. Investors are surely sick of reading or hearing about the bubble/mania at the end of the 20th century. (Certainly the main reason most are more than tired of reference to the period is that it is painful to relive it, and it forces many to address the self incrimination of, "How could I be so stupid?") The market of 2002 will be viewed historically as the time of overzealous regulatory and judicial behavior. Investigations at Enron that justifiably spread to Tyco and WorldCom deteriorated into a witch hunt that reached a frenzy in the summer of 2002. Politicians, the rating agencies and our legal system chased down every company in sight and, not unsurprisingly, wrongdoing was discovered. If everyone in your neighborhood faced a full-blown IRS audit, how many would emerge completely clean? Unfortunately, we owned several names where unforecastable and arguably silly issues buffeted stock prices.

  With El Paso, the nation's largest natural gas pipeline, we thought we were through the ratings-decline gauntlet. In fact, BBB+ rated El Paso had been paraded about by the ratings agencies as a model for the rest of the industry. That dream ended with an oddball ruling by the Federal Energy Regulatory Commission's ("FERC") Administrative Law Judge ("ALJ"); he ruled that El Paso manipulated the California gas market by not running their pipelines at maximum rated pressure. Gas industry officials, as well as third party experts, are dumbfounded by the judge's conclusions, because they a) mark a reversal from his ruling 10 months prior, b) run counter to both recent and long-standing pipeline operating procedures set by the FERC itself, and c) accuse the pipeline of committing a crime that runs counter to any possible business objective. El Paso's revenue is much more dependent on the quantity of gas it transports, not on the price of that gas, making withholding capacity somewhat nonsensical. Of course the ALJ move prompted a credit downgrade.

  Essentially, all of our underperformance can be explained by El Paso and its cousins: Dynegy, Williams, Allegheny Energy and Calpine. A drop in power prices due to reduced demand and expanding capacity was something we could deal with and we thought was well reflected in low valuations, but we did not anticipate a pervasive liquidity crisis caused by aggressive actions on the part of the rating agencies. One could argue that the serial downgrades by the agencies in a perverse way caused some of the disaster instead of fulfilling their watchdog role.

  The financial sector had a positive impact as both an overweighted exposure and stock selection helped. U.S. Bancorp, which received a premium buyout offer from Citigroup, was one of our top performers in this sector. A timely trade in AmeriCredit and a relatively large position in Wachovia aided results. With the latter, by practicing our value discipline we were able to look beyond the indigestion caused by a huge merger and see opportunity. Wachovia now appears poised to grow earnings at a double-digit rate, and although it has outperformed the market and its peers, it still sells at a healthy discount to both.

  The industrial sector was also a source of positive contribution for the Fund. Although we reduced the very large position in Northorp on a price spike, it, along with its defense peer Raytheon, represent a significant commitment. We have reported in the past our case for owning these stocks, and we can update that despite three years of outperformance the stocks are reasonably valued with a multi-year outlook that continues to brighten. We regularly caution ourselves not to be hasty in realizing profits and exiting this group because, for very plausible reasons, trends in defense spending last for a sustained period.

  We are entering the new fiscal year with fairly heavy exposure to pharmaceuticals and energy. In both, the valuations are attractive, and importantly seem to reflect only the disappointment of the recent past and not the potential for improvement. Several drug companies experienced an interruption in what was consistent earnings growth for a variety of reasons. Only after resumption in earnings growth, probably as early as 2003 in almost all cases, will these stocks regain their luster and investors should flock back
- at higher prices. Holdings in Merck, Wyeth, Schering-Plough, Bristol-Myers, Novartis, and Genzyme should all do well with a return toward more normal valuation levels.

  We should offer the point that Republican control in Washington should improve the outlook for drug stocks and selective energy companies. Those companies whose fortunes depend on drilling activity should do particularly well with the reemergence of an energy policy that in part should seek to stimulate domestic production of oil and gas. Currently, our holdings of Tidewater and Transocean represent unusual value with (like the pharmaceuticals) the recent past providing all the valuation color and a likely resurgence in business activity absent from prevailing sentiments. A pick-up in exploration and production, especially in the gas-rich Gulf of Mexico, could be a catalyst propelling these stocks higher.

  We remain dedicated to our style and confident of our ability to exploit opportunities that are presented. Staying focused on the part of the market most wish to avoid has, over time, yielded superior results. Identifying good companies that are out of favor for some hopefully temporary reason is our mission.

  As always, we appreciate your confidence and welcome the opportunity to further discuss the portfolio, the changes we have made, or any other investment matter of interest to you.

                                          Tony Hitschler, CFA
                                          Alex Cutler, CFA
                                          Scott Kuensell, CFA

November 27, 2002
DJIA 8931.68

Performance Information

Legg Mason Classic Valuation Fund

Performance Comparison of a $10,000 Investment as of October 31, 2002

  The returns shown are based on historical results and are not intended to indicate future performance. The investment return and principal value of an investment in this Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a fund's return, so that they differ from actual year-to-year results. Performance would have been lower if fees had not been waived in various periods.

  Classic Valuation Fund offers two classes of shares: Primary Class and Institutional Class. Information about the Institutional Class, offered only to certain institutional investors, is contained in a separate report to its shareholders.

  -------------------------------------------------
                     Cumulative     Average Annual
                    Total Return     Total Return
  -------------------------------------------------
  One Year             -23.80%          -23.80%
  Life of Class*       -15.59%           -5.53%
  -------------------------------------------------
  * Inception date: November 8, 1999
  -------------------------------------------------

[Classic Valuation Fund graph]

                                                                   CLASSIC VALUATION FUND                    S&P 500
VALUE TRUST                                                            PRIMARY CLASS                STOCK COMPOSITE INDEX (A)
-----------                                                        ----------------------           -------------------------
11/8/99                                                             $     10000.00                         $ 10000.00
11/30/99                                                                   9720.00                           10203.00
                                                                          10090.00                           10804.00
                                                                           9640.00                           10261.00
                                                                           9370.00                           10067.00
                                                                          10140.00                           11052.00
4/30/00                                                                    9990.00                           10719.00
                                                                          10440.00                           10500.00
                                                                          10090.00                           10758.00
                                                                          10230.00                           10590.00
                                                                          11090.00                           11248.00
                                                                          11210.00                           10654.00
10/31/00                                                                  11590.00                           10609.00
                                                                          11150.00                            9773.00
                                                                          12150.00                            9821.00
                                                                          12811.00                           10169.00
                                                                          12450.00                            9242.00
                                                                          12049.00                            8656.00
4/30/01                                                                   12711.00                            9329.00
                                                                          12811.00                            9391.00
                                                                          12380.00                            9163.00
                                                                          12110.00                            9073.00
                                                                          11679.00                            8505.00
                                                                          10776.00                            7817.00
10/31/01                                                                  11077.00                            7967.00
                                                                          11719.00                            8578.00
                                                                          12160.00                            8653.00
                                                                          11979.00                            8527.00
                                                                          11558.00                            8363.00
                                                                          12501.00                            8677.00
4/30/02                                                                   12140.00                            8151.00
                                                                          11839.00                            8091.00
                                                                          10696.00                            7515.00
                                                                           9253.00                            6929.00
                                                                           9333.00                            6974.00
                                                                           8090.00                            6216.00
10/31/02                                                                   8441.00                            6764.00

 THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTIONS OF TAXES THAT A SHAREHOLDER
       WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

             PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE.

---------------

(A) An unmanaged index of widely held common stocks, generally considered representative of the U.S. stock market. Index returns are for periods beginning October 31, 1999.

SELECTED PORTFOLIO PERFORMANCE FOR THE YEAR ENDED OCTOBER 31, 2002(B)

           Stronger performers(C)
---------------------------------------------
 1.  PacifiCare Health Systems,
      Inc.                            +78.5%
 2.  Wachovia Corporation             +25.2%
 3.  U.S. Bancorp                     +23.0%
 4.  Carnival Corporation             +21.8%
 5.  Air Products and Chemicals,
      Inc.                            +12.3%
 6.  Northrop Grumman Corporation      +4.7%
 7.  Berkshire Hathaway Inc. -
      Class B                          +4.5%
 8.  Novartis AG - ADR                 +2.2%
 9.  3Com Corporation                  +1.9%
10.  Lyondell Chemical Company         -0.4%

            Weaker performers(C)
---------------------------------------------
 1.  The Williams Companies, Inc.     -93.2%
 2.  JDS Uniphase Corporation         -71.8%
 3.  Computer Associates
      International, Inc.             -51.8%
 4.  PG&E Corporation                 -39.9%
 5.  J.P. Morgan Chase & Co.          -38.4%
 6.  Sprint Corporation               -35.8%
 7.  Alcoa Inc.                       -30.7%
 8.  Transocean Sedco Forex Inc.      -26.9%
 9.  Anadarko Petroleum Corporation   -21.5%
10.  Verizon Communications Inc.      -21.3%

PORTFOLIO CHANGES SINCE APRIL 30, 2002

               Securities added
----------------------------------------------
Agilent Technologies, Inc.
Amdocs Limited
Bristol-Myers Squibb Company
CIGNA Corporation
Citigroup Inc.
Del Monte Foods Company
Electronic Data Systems Corporation
Federated Department Stores, Inc.
Genzyme Corporation
IDT Corporation
Micron Technology, Inc.
Platinum Underwriters Holdings, Ltd.
Schering-Plough Corporation
Sears, Roebuck and Co.
Toys "R" Us, Inc., Cv., 6.25%
The Goldman Sachs Group, Inc.
United States Steel Corporation

               Securities sold
----------------------------------------------
ACE Limited
Agere Systems, Inc.
Albertson's, Inc.
Allegheny Energy, Inc.
AmeriCredit Corp.
Applera Corporation - Celera Genomics
 Group
Bank of America Corporation
BHP Billiton Limited - ADR
CNOOC Limited - ADR
Countrywide Credit Industries, Inc.
Delta Air Lines, Inc.
Dynegy Inc.
Domtar, Inc. - ADR
Everest Reinsurance Group Limited
Golden State Bancorp Inc.
Host Marriott Corporation
Lucent Technologies Inc.
Marathon Oil Corporation
Newell Rubbermaid Inc.
Peabody Energy Corporation
Reliant Resources, Inc.
Ribapharm Inc.
Riverstone Networks, Inc.
The Dow Chemical Company
WorldCom, Inc.

---------------

(B) Individual security performance is measured by the change in the security's price; for stocks, dividends are assumed to be reinvested at the time they are paid.
(C) Securities held for the entire year.

Statement of Net Assets

October 31, 2002
(Amounts in Thousands)

Legg Mason Classic Valuation Fund

                                                              Shares/Par          Value
----------------------------------------------------------------------------------------
Common Stock and Equity Interests -- 95.2%

Consumer Discretionary -- 9.1%
 Auto Parts and Equipment -- 0.6%
 Visteon Corporation                                                 52          $   339
                                                                                 -------
 Hotels, Restaurants and Leisure -- 2.1%
 Carnival Corporation                                                45            1,186
                                                                                 -------
 Household Durables -- 1.4%
 Koninklijke (Royal) Philips Electronics N.V. - ADR                  44              772
                                                                                 -------
 Media -- 2.3%
 The Walt Disney Company                                             80            1,338
                                                                                 -------
 Multiline Retail -- 2.7%
 Federated Department Stores, Inc.                                   25              767(A)
 Sears, Roebuck and Co.                                              30              788
                                                                                 -------
                                                                                   1,555
                                                                                 -------
Consumer Staples -- 2.6%
 Food and Drug Retailing -- 2.6%
 SUPERVALU INC.                                                      57              956
 Winn-Dixie Stores, Inc.                                             34              505
                                                                                 -------
                                                                                   1,461
                                                                                 -------
 Food Products -- N.M.
 Del Monte Foods Company                                              1                8(A)
                                                                                 -------
Energy -- 9.6%
 Energy Equipment and Services -- 6.6%
 Halliburton Company                                                 84            1,366
 Tidewater Inc.                                                      42            1,189
 Transocean Sedco Forex Inc.                                         55            1,202
                                                                                 -------
                                                                                   3,757
                                                                                 -------
 Oil and Gas -- 3.0%
 Anadarko Petroleum Corporation                                      19              855
 ConocoPhillips                                                      18              862
                                                                                 -------
                                                                                   1,717
                                                                                 -------

                                                              Shares/Par          Value
----------------------------------------------------------------------------------------
Financials -- 25.3%
 Banks -- 5.2%
 U.S. Bancorp                                                        47          $   985
 Wachovia Corporation                                                56            1,962
                                                                                 -------
                                                                                   2,947
                                                                                 -------
 Diversified Financials -- 7.9%
 Citigroup Inc.                                                      37            1,367
 Fannie Mae                                                          20            1,337
 J.P. Morgan Chase & Co.                                             32              668
 Lehman Brothers Holdings Inc.                                       21            1,140
                                                                                 -------
                                                                                   4,512
                                                                                 -------
 Insurance -- 9.5%
 Berkshire Hathaway Inc. - Class B                                  0.5            1,107(A)
 Nationwide Financial Services, Inc.                                 29              792
 Old Republic International Corporation                              28              826
 Platinum Underwriters Holdings, Ltd.                                41            1,037(A)
 Reinsurance Group of America, Incorporated                           7              190
 Travelers Property Casualty Corp. - Class A                         42              555(A)
 Travelers Property Casualty Corp. - Class B                          3               44(A)
 UnumProvident Corporation                                           42              868
                                                                                 -------
                                                                                   5,419
                                                                                 -------
 Investment Banking/Brokerage -- 2.7%
 The Goldman Sachs Group, Inc.                                       21            1,511
                                                                                 -------
Health Care -- 12.8%
 Biotechnology -- 0.7%
 Genzyme Corporation                                                 15              418(A)
                                                                                 -------
 Health Care Providers and Services -- 2.5%
 CIGNA Corporation                                                   12              434
 PacifiCare Health Systems, Inc.                                     33              966(A)
                                                                                 -------
                                                                                   1,400
                                                                                 -------
 Pharmaceuticals -- 9.6%
 Bristol-Myers Squibb Company                                        62            1,523
 Merck & Co., Inc.                                                   33            1,806
 Novartis AG - ADR                                                   33            1,237
 Schering-Plough Corporation                                         44              931
                                                                                 -------
                                                                                   5,497
                                                                                 -------

                                                              Shares/Par          Value
----------------------------------------------------------------------------------------
Industrials -- 7.4%
 Aerospace/Defense -- 6.6%
 Northrop Grumman Corporation                                        19          $ 1,959
 Raytheon Company                                                    60            1,767
                                                                                 -------
                                                                                   3,726
                                                                                 -------
 Trading Companies and Distributors -- 0.8%
 Genuine Parts Company                                               16              479
                                                                                 -------
Information Technology -- 9.7%
 Communications Equipment -- 1.5%
 Corning Incorporated                                               104              194(A)
 JDS Uniphase Corporation                                            73              163(A)
 3Com Corporation                                                   121              511(A)
                                                                                 -------
                                                                                     868
                                                                                 -------
 Computers and Peripherals -- 1.8%
 Electronics for Imaging, Inc.                                       57            1,044(A)
                                                                                 -------
 Electronics (Instrumentation) -- 1.5%
 Agilent Technologies, Inc.                                          60              825(A)
                                                                                 -------
 Electronics (Semiconductors) -- 1.4%
 Micron Technology, Inc.                                             51              821(A)
                                                                                 -------
 IT Consulting and Services -- 1.1%
 Electronic Data Systems Corporation                                 40              598
                                                                                 -------
 Software -- 2.4%
 Amdocs Limited                                                      96              666(A)
 Computer Associates International, Inc.                             49              724
                                                                                 -------
                                                                                   1,390
                                                                                 -------
Materials -- 7.6%
 Chemicals -- 2.2%
 Air Products and Chemicals, Inc.                                     7              309
 Lyondell Chemical Company                                           77              968
                                                                                 -------
                                                                                   1,277
                                                                                 -------

                                                              Shares/Par          Value
----------------------------------------------------------------------------------------
Materials -- Continued
 Metals and Mining -- 5.4%
 Alcoa Inc.                                                          28          $   611
 Arch Coal, Inc.                                                     71            1,229
 Stillwater Mining Company                                           60              478(A)
 United States Steel Corporation                                     57              730
                                                                                 -------
                                                                                   3,048
                                                                                 -------
Telecommunication Services -- 7.2%
 Diversified Telecommunication Services -- 7.2%
 AT&T Corp.                                                         163            2,122
 IDT Corporation                                                     46              716(A)
 Sprint Corporation                                                  37              458
 Verizon Communications Inc.                                         21              804
                                                                                 -------
                                                                                   4,100
                                                                                 -------
Utilities -- 3.9%
 Electric Utilities -- 2.0%
 Calpine Corporation                                                 66              132(A)
 PG&E Corporation                                                    93            1,012(A)
                                                                                 -------
                                                                                   1,144
                                                                                 -------
 Gas and Pipeline Utilities -- 1.4%
 El Paso Corporation                                                101              781
                                                                                 -------
 Multi-Utilities -- 0.5%
 The Williams Companies, Inc.                                       163              307
                                                                                 -------
Total Common Stock and Equity Interests (Identified Cost -- $66,796)              54,245
----------------------------------------------------------------------------------------
Preferred Stocks -- 3.9%

 Automobiles -- 1.9%
 Ford Motor Company Capital Trust, Cv., 6.5%                         30            1,101
                                                                                 -------
 Specialty Retail -- 2.0%
 Toys "R" Us, Inc., Cv., 6.25%                                       33            1,132
                                                                                 -------
Total Preferred Stocks (Identified Cost -- $3,275)                                 2,233
----------------------------------------------------------------------------------------

                                                              Shares/Par          Value
----------------------------------------------------------------------------------------
Repurchase Agreements -- 1.4%

 J.P. Morgan Chase & Co., Inc.
   1.92%, dated 10/31/02, to be repurchased at $785 on
   11/1/02 (Collateral: $780 Federal Home Loan Bank notes,
   4.39%, due 11/13/06, value $818)                            $    785          $   785
                                                                                 -------
Total Repurchase Agreements (Identified Cost -- $785)                                785
----------------------------------------------------------------------------------------
Total Investments -- 100.5% (Identified Cost -- $70,856)                          57,263
Other Assets Less Liabilities -- (0.5)%                                             (294)
                                                                                 -------

NET ASSETS CONSIST OF:
Accumulated paid-in capital applicable to:
 6,753 Primary Class shares outstanding                        $ 79,794
   16 Institutional Class shares outstanding                        169
Accumulated net realized gain/(loss) on investments and
 foreign currency transactions                                   (9,401)
Unrealized appreciation/(depreciation) of investments and
 foreign currency translations                                  (13,593)
                                                               --------

NET ASSETS -- 100.0%                                                             $56,969
                                                                                 =======

NET ASSET VALUE PER SHARE:

 PRIMARY CLASS                                                                     $8.42
                                                                                 =======
 INSTITUTIONAL CLASS                                                               $8.52
                                                                                 =======
----------------------------------------------------------------------------------------

(A) Non-income producing.

N.M. -- Not meaningful.

See notes to financial statements.

Statement of Operations

For the Year Ended October 31, 2002
(Amounts in Thousands)

Legg Mason Classic Valuation Fund

----------------------------------------------------------------------------
Investment Income:

Dividends(A)                                         $  1,286
Interest                                                   39
                                                     --------
      Total income                                                  $  1,325
                                                                    --------

Expenses:

Management fee                                            525
Distribution and service fees                             699(B)
Audit and legal fees                                       41
Custodian fee                                              86
Directors' fees                                             8
Registration expense                                       34
Reports to shareholders                                    35
Transfer agent and shareholder servicing expense           53(B)
Other expenses                                              6
                                                     --------
                                                        1,487
      Less fees waived                                    (87)
                                                     --------
      Total expenses, net of waivers                                   1,400
                                                                    --------
NET INVESTMENT INCOME/(LOSS)                                             (75)
                                                                    --------

Net Realized and Unrealized Gain/(Loss) on
  Investments:

Realized gain/(loss) on investments and foreign
  currency transactions                                (9,195)
Change in unrealized appreciation/(depreciation) of
  investments and foreign currency translations       (11,432)
                                                     --------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
  INVESTMENTS                                                        (20,627)
----------------------------------------------------------------------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                      $(20,702)
----------------------------------------------------------------------------

(A) Net of foreign taxes withheld of $10.

(B) See Note 1 to financial statements.

See notes to financial statements.

Statement of Changes in Net Assets

(Amounts in Thousands)

Legg Mason Classic Valuation Fund

                                                          For the Years Ended
                                                       -------------------------
                                                        10/31/02
                                                                      10/31/01
--------------------------------------------------------------------------------
Change in Net Assets:

Net investment income/(loss)                            $    (75)      $  (151)

Net realized gain/(loss) on investments and foreign
  currency transactions                                   (9,195)         (176)

Change in unrealized appreciation/(depreciation) of
  investments and foreign currency translations          (11,432)       (3,188)
--------------------------------------------------------------------------------
Change in net assets resulting from operations           (20,702)       (3,515)

Distributions to shareholders:
    From net investment income
      Primary Class                                           --           (10)
      Institutional Class                                     --            --

    In excess of net investment income
      Primary Class                                           --           (30)
      Institutional Class                                     --            --

Change in net assets from Fund share transactions:
      Primary Class                                       24,126        47,364
      Institutional Class                                     52           115
--------------------------------------------------------------------------------
Change in net assets                                       3,476        43,924

Net Assets:

Beginning of year                                         53,493         9,569
--------------------------------------------------------------------------------
End of year                                             $ 56,969       $53,493
--------------------------------------------------------------------------------
Undistributed net investment income/(loss)              $     --       $    --
--------------------------------------------------------------------------------

See notes to financial statements.

Financial Highlights

Legg Mason Classic Valuation Fund

  Contained below is per share operating performance data for a Primary Class share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.

                                                                Years Ended October 31,
                                                     ----------------------------------------------
                                                         2002          2001          2000(A)
---------------------------------------------------------------------------------------------------
Net asset value,
 beginning of year                                      $11.05        $11.59          $10.00
                                                     ----------------------------------------------
Investment operations:
 Net investment income/(loss)                            (.01)(B)      (.02)(B)          .01(B)
 Net realized and unrealized gain/(loss) on
   investments                                           (2.62)         (.49)           1.58
                                                     ----------------------------------------------
 Total from investment operations                        (2.63)         (.51)           1.59
                                                     ----------------------------------------------
Distributions:
 From net investment income                                --           (.01)            --
 In excess of net investment income                        --           (.02)            --
                                                     ----------------------------------------------
 Total distributions                                       --           (.03)            --
                                                     ----------------------------------------------
Net asset value,
 end of year                                            $ 8.42        $11.05          $11.59
                                                     ==============================================
Ratios/supplemental data:
 Total return                                           (23.80)%       (4.43)%        15.90%(C)
 Expenses to average net assets                           2.00%(B)      2.00%(B)       2.00%(B,D)
 Net investment income/(loss) to average net assets       (.11)%(B)     (.36)%(B)       .22%(B,D)
 Portfolio turnover rate                                  84.3%         64.9%          73.0%(D)
 Net assets, end of year
   (in thousands)                                      $56,836       $53,380         $9,569
---------------------------------------------------------------------------------------------------

(A) For the period November 8, 1999 (commencement of operations) to October 31, 2000.

(B) Net of fees waived by LMFA pursuant to a contractual expense limitation of 2.00% of average daily net assets until February 28, 2003. If no fees had been waived by LMFA, the annualized ratio of expenses to average net assets would have been as follows: for the years ended October 31, 2002, 2.12%; 2001, 2.28%; and for the period ended October 31, 2000, 5.98%.

(C) Not annualized.

(D) Annualized.

See notes to financial statements.

Notes to Financial Statements

Legg Mason Classic Valuation Fund
(Amounts in Thousands)

--------------------------------------------------------------------------------

1. Significant Accounting Policies:

  The Legg Mason Light Street Trust, Inc. ("Corporation"), consisting of the Classic Valuation Fund ("Classic Valuation" or "Fund"), is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified investment company.

  The Fund offers two classes of shares: Primary Class and Institutional Class. Information about the Institutional Class is contained in a separate report to its shareholders. The income and expenses of the Fund are allocated proportionately to the two classes of shares based on daily net assets, except for Rule 12b-1 distribution and service fees, which are charged only on Primary Class shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class. For the year ended October 31, 2002, transfer agent and shareholder servicing expenses were allocated as follows:
Primary Class, $53; and less than one hundred dollars to the Institutional
Class.

  Preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation

  Securities traded on national securities exchanges are valued at the last quoted sales price, or if no sales price is available, at the mean between the latest bid and asked prices. Over the counter securities are valued at the mean between the latest bid and asked prices as furnished by dealers who make markets in such securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Fixed income securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

Security Transactions

  Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes. At October 31, 2002, receivables for securities sold and payables for securities purchased for the Fund were as follows:

         Receivable for              Payable for
         Securities Sold         Securities Purchased
         --------------------------------------------
             $2,427                     $2,441

--------------------------------------------------------------------------------

  For the year ended October 31, 2002, investment transactions (excluding short-term investments) were as follows:

         Purchases         Proceeds From Sales
         -------------------------------------
          $82,262                $56,950

Foreign Currency Translation

  Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars at the closing daily rate of exchange. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

Repurchase Agreements

  The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at all times at least equal to the total amount of the repurchase obligation, including interest. In the event of counterparty default, a fund has the right to use the collateral to satisfy the terms of the repurchase agreement. However, there could be potential loss to the fund in the event the fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period while the fund seeks to assert its rights. The Fund's investment adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

Investment Income and Distributions to Shareholders

  Interest income and expenses are recorded on the accrual basis. Bond premiums and discounts are amortized for financial reporting and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Dividends from net investment income, if available, are determined at the class level and paid annually. Net capital gain distributions, which are calculated at the Fund level, are declared and paid after the end of the tax year in which the gain is realized. Distributions are determined in accordance with federal income tax regulations, which may differ from those determined in accordance with generally accepted accounting principles; accordingly, reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under federal income tax regulations.

--------------------------------------------------------------------------------

  As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, which requires amortizing discount and premium on debt securities. There was no impact on the Fund as a result of adopting this accounting principle.

2. Federal Income Taxes:

  No provision for federal income or excise taxes is required since the Fund intends to continue to qualify as a regulated investment company and distribute substantially all of its taxable income to its shareholders. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gains distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differs from those reflected in the accompanying financial statements.

  Distributions during the years ended October 31, 2002 and 2001, were characterized as follows for tax purposes:

                         For the Years Ended
                             October 31,
                         -------------------
                         2002          2001
--------------------------------------------
Ordinary income          $ --           $40
                         ----           ---
Total distributions      $ --           $40
                         ====           ===

  The tax basis components of net assets at October 31, 2002, were as follows:

Unrealized appreciation                     $  1,412
Unrealized depreciation                      (15,160)
                                            --------
Net unrealized appreciation/(depreciation)   (13,748)
Capital loss carryforwards                    (9,246)
Paid-in capital                               79,963
                                            --------
Net assets                                  $ 56,969
                                            ========

  The Fund intends to retain realized capital gains that may be offset against available capital loss carryforwards for federal income tax purposes. As of October 31, 2002, the Fund has capital loss carryforwards of $27 expiring in 2008, $75 expiring in 2009, and $9,144 expiring in 2010.

  For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended October 31, 2002, the Fund recorded the following permanent

--------------------------------------------------------------------------------

reclassifications, which relate primarily to the current net operating loss. Results of operations and net assets were not affected by these reclassifications.

Undistributed net investment income           $ 75
Paid-in capital                                (75)

  At October 31, 2002, the cost of investments for federal income tax purposes was $71,011.

3. Transactions With Affiliates:

  The Fund has a management agreement with Legg Mason Fund Adviser, Inc. ("LMFA"). For its services to the Fund, LMFA receives a fee, calculated daily and payable monthly, at an annual rate of 0.75% of the average daily net assets of the Fund. Under the terms of the agreement, LMFA is required to bear any expenses, including organization costs, through the expiration date set forth below, which would cause the Fund's ratio of expenses to average net assets to exceed a certain set percentage as described below ("percentage"). Thereafter, the Fund is required to reimburse LMFA for such expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the Fund's ratio of expenses to average net assets to exceed the percentage.

  LMFA has agreed to waive its fees in any month to the extent the Fund's expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during any month certain annual rates, as shown in the following chart:

                                                                       Year Ended
                                                                    October 31, 2002   At October 31, 2002
                                                                    ----------------   -------------------
                     Management    Expense     Expense Limitation      Management          Management
                        Fee       Limitation    Expiration Date      Fee Waived(A)         Fee Payable
----------------------------------------------------------------------------------------------------------
Primary Class          0.75%        2.00%      February 28, 2003        80$                341$
Institutional Class    0.75%        1.00%      February 28, 2003     N.M.(B)             N.M.(B)

  Brandywine Asset Management, Inc. ("Brandywine") serves as investment adviser to the Fund and is responsible for the actual investment activity of the Fund. LMFA pays Brandywine a fee, computed daily and payable monthly, at an annual rate of 60% of the fee it receives from the Fund. Fees paid to Brandywine are net of any waivers.

  Legg Mason Wood Walker, Incorporated ("Legg Mason"), a member of the New York Stock Exchange, serves as distributor for the Fund. Legg Mason receives an

---------------

(A) Subject to repayment.
(B) N.M. -- Not meaningful.

--------------------------------------------------------------------------------

annual distribution fee and an annual service fee based on the Fund's Primary Class's average daily net assets, computed daily and payable monthly as follows:

                                               Year Ended
                                            October 31, 2002         At October 31, 2002
                                        ------------------------   ------------------------
               Distribution   Service   Distribution and Service   Distribution and Service
                   Fee          Fee          Fees Waived(C)              Fees Payable
-------------------------------------------------------------------------------------------
Primary Class     0.75%        0.25%               $7                        $109

  Any amounts waived or reimbursed in a particular fiscal year will be subject to repayment by the Fund to LMFA or Legg Mason to the extent that, from time to time during the next three fiscal years, the repayment will not cause the Fund's expenses to exceed the limit, if any, imposed by LMFA at that time.

  No brokerage commissions were paid by the Fund to Legg Mason or its affiliates during the year ended October 31, 2002.

  LM Funds Services, Inc. has an agreement with the Fund's transfer agent to assist it with some of its duties. For this assistance, the transfer agent paid LM Funds Services, Inc. $17 for the year ended October 31, 2002.

  LMFA, Legg Mason, Brandywine and LM Funds Services, Inc. are corporate affiliates and wholly owned subsidiaries of Legg Mason, Inc.

4. Line of Credit:

  The Fund, along with certain other Legg Mason Funds, participates in a $300 million line of credit ("Credit Agreement") to be used for temporary or emergency purposes. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the prevailing federal funds rate plus the federal funds rate margin. For the year ended October 31, 2002, the Fund made no borrowings under the Credit Agreement.

---------------
(C)Subject to repayment.

--------------------------------------------------------------------------------

5. Fund Share Transactions:

  At October 31, 2002, there were 100,000 shares authorized at $.001 par value for each of the Primary and Institutional Classes of the Fund. Share transactions were as follows:

                                                        Reinvestment
                                         Sold         of Distributions
                                   ----------------   -----------------
                                   Shares   Amount    Shares    Amount
-----------------------------------------------------------------------
--Primary Class
  Year Ended October 31, 2002      3,573    $40,472      --      $ --
  Year Ended October 31, 2001      4,813     57,002       4        40
--Institutional Class
  Year Ended October 31, 2002          6    $    56      --      $ --
  Period Ended October 31,
    2001(D)                           10        116      --        --
-----------------------------------------------------------------------

                                      Repurchased         Net Change
                                   -----------------   ----------------
                                   Shares    Amount    Shares   Amount
-----------------------------------------------------------------------
--Primary Class
  Year Ended October 31, 2002      (1,650)  $(16,346)  1,923    $24,126
  Year Ended October 31, 2001        (812)    (9,678)  4,005     47,364
--Institutional Class
  Year Ended October 31, 2002          --   $     (4)      6    $    52
  Period Ended October 31,
    2001(D)                          N.M.         (1)     10        115

---------------
(D) For the period July 13, 2001 (commencement of operations) to October 31,
    2001.

Report of Independent Accountants

To the Board of Directors of Legg Mason Light Street Trust, Inc. and Shareholders of Classic Valuation Fund:

  In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Classic Valuation Fund (comprising the Light Street Trust, Inc., hereafter referred to as the "Fund") at October 31, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002, by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

November 19, 2002

Special Meeting of Shareholders

  A Special Meeting of Shareholders of the Fund was held on October 30, 2002, at which the following actions were taken:

  Proposal 1: To elect a Board of Directors:

                                                      AFFIRMATIVE   WITHHELD
                                                      -----------   --------
    Richard G. Gilmore..............................     3,935         78
    Arnold L. Lehman................................     3,954         59
    Jill E. McGovern................................     3,945         68
    G. Peter O'Brien................................     3,947         66
    Robin J.W. Masters..............................     3,958         55
    Arthur S. Mehlman...............................     3,958         55
    S. Ford Rowan...................................     3,954         59
    John F. Curley, Jr..............................     3,958         55
    Mark R. Fetting.................................     3,955         58

  Proposal 2a: To modify the fundamental investment restriction on borrowing money:

    Affirmative.............................................    3,844
    Against.................................................       86
    Abstain.................................................       83

  Proposal 2b: To modify the fundamental investment restriction on underwriting securities:

    Affirmative.............................................    3,844
    Against.................................................       86
    Abstain.................................................       83

  Proposal 2c: To modify the fundamental investment restriction on lending:

    Affirmative.............................................    3,845
    Against.................................................       85
    Abstain.................................................       83

  Proposal 2d: To modify the fundamental investment restriction on issuing senior securities:

    Affirmative.............................................    3,844
    Against.................................................       86
    Abstain.................................................       83

  Proposal 2e: To modify the fundamental investment restriction on real estate investments:

    Affirmative.............................................    3,845
    Against.................................................       85
    Abstain.................................................       83

  Proposal 2f: To modify the investment restriction on investing in commodities:

    Affirmative.............................................    3,817
    Against.................................................      113
    Abstain.................................................       83

  Proposal 2g: To modify the fundamental investment restriction on industry concentration:

    Affirmative.............................................    3,844
    Against.................................................       86
    Abstain.................................................       83

  Proposal 2h: To remove the fundamental investment restriction on diversification:

    Affirmative.............................................    3,845
    Against.................................................       85
    Abstain.................................................       83

  Proposal 3: To change the Fund's investment objective from fundamental to non-fundamental:

    Affirmative.............................................    3,701
    Against.................................................      181
    Abstain.................................................      131

Directors and Officers

  The table below provides information about each of the Corporation's directors and officers, including biographical information about their business experience and information about their relationships with Legg Mason, Inc. and its affiliates. The mailing address of each director and officer is 100 Light Street, c/o Legal and Compliance Department, 23rd Floor, Baltimore, Maryland 21202.

 -----------------------------------------------------------------------------------------------------------
                                  TERM OF
                                  OFFICE
                                    AND
                   POSITION(S)    LENGTH         NUMBER OF           OTHER
                    HELD WITH     OF TIME       LEGG MASON       DIRECTORSHIPS     PRINCIPAL OCCUPATION(S)
   NAME AND AGE       FUNDS      SERVED(A)    FUNDS OVERSEEN         HELD        DURING THE PAST FIVE YEARS
 -----------------------------------------------------------------------------------------------------------
 Curley, John F.,   Chairman      Since      Chairman and       None             Director and/or officer of
 Jr.(B)             and           1999       Director/ Trustee                   various Legg Mason
 Age 63             Director                 of all Legg Mason                   affiliates. Formerly: Vice
                                             funds (consisting                   Chairman and Director of
                                             of 23                               Legg Mason, Inc. and Legg
                                             portfolios).                        Mason Wood Walker,
                                                                                 Incorporated; Director of
                                                                                 Legg Mason Fund Adviser,
                                                                                 Inc. and Western Asset
                                                                                 Management Company (each a
                                                                                 registered investment
                                                                                 adviser).
 -----------------------------------------------------------------------------------------------------------
 Gilmore, Richard   Director      Since      Director/Trustee   None             Retired. Trustee of Pacor
 G.                               1999       of all Legg Mason                   Settlement Trust, Inc.
 Age 75                                      funds (consisting                   Formerly: Director of CSS
                                             of 23                               Industries, Inc.
                                             portfolios).                        (diversified holding
                                                                                 company that makes seasonal
                                                                                 decorative products);
                                                                                 Senior Vice President,
                                                                                 Chief Financial Officer and
                                                                                 Director of PECO Energy
                                                                                 Co., Inc. (now Exelon
                                                                                 Corporation).
 -----------------------------------------------------------------------------------------------------------
 Lehman, Arnold     Director      Since      Director/Trustee   None             Director of The Brooklyn
 L.                               1999       of all Legg Mason                   Museum of Art since 1997.
 Age 58                                      funds (consisting                   Formerly: Director of The
                                             of 23                               Baltimore Museum of Art
                                             portfolios).                        (1979-1997).
 -----------------------------------------------------------------------------------------------------------
 Masters, Robin     Director      Since      Director/Trustee   None             Retired. Director of The
 J.W. Age 46                      2002       of all Legg Mason                   Family Learning Centre
                                             funds (consisting                   (non-profit) since 1996;
                                             of 23                               Director of Bermuda
                                             portfolios).                        SMARTRISK (nonprofit) since
                                                                                 2001. Formerly: Chief
                                                                                 Investment Officer of ACE
                                                                                 Limited (insurance).
 -----------------------------------------------------------------------------------------------------------

 -----------------------------------------------------------------------------------------------------------
                                  TERM OF
                                  OFFICE
                                    AND
                   POSITION(S)    LENGTH         NUMBER OF           OTHER
                    HELD WITH     OF TIME       LEGG MASON       DIRECTORSHIPS     PRINCIPAL OCCUPATION(S)
   NAME AND AGE       FUNDS      SERVED(A)    FUNDS OVERSEEN         HELD        DURING THE PAST FIVE YEARS
 -----------------------------------------------------------------------------------------------------------
 McGovern, Jill     Director      Since      Director/Trustee   None             Chief Executive Officer of
 E.                               1999       of all Legg Mason                   The Marrow Foundation since
 Age 58                                      funds (consisting                   1993. Formerly: Executive
                                             of 23                               Director of the Baltimore
                                             portfolios).                        International Festival
                                                                                 (1991-1993); Senior
                                                                                 Assistant to the President
                                                                                 of The Johns Hopkins
                                                                                 University (1986-1990).
 -----------------------------------------------------------------------------------------------------------
 Mehlman, Arthur    Director      Since      Director/Trustee   None             Retired. Director of
 S.                               2002       of all Legg Mason                   Maryland Business
 Age 60                                      funds (consisting                   Roundtable for Education
                                             of 23                               (non-profit); Director of
                                             portfolios).                        University of Maryland
                                                                                 College Park Foundation
                                                                                 (non-profit) since 1998.
                                                                                 Formerly: Partner, KPMG LLP
                                                                                 (international accounting
                                                                                 firm).
 -----------------------------------------------------------------------------------------------------------
 O'Brien, G.        Director      Since      Director/Trustee   Director of the  Trustee of Colgate
 Peter                            1999       of all Legg Mason  Royce Family of  University and President of
 Age 56                                      funds except Legg  Funds            Hill House, Inc.
                                             Mason Income       (consisting of   (residential home care).
                                             Trust, Inc. and    17 portfolios);  Formerly: Managing
                                             Legg Mason Tax     Director of      Director, Equity Capital
                                             Exempt Trust,      Renaissance      Markets Group of Merrill
                                             Inc. (consisting   Capital          Lynch & Co. (1971-1999).
                                             of 18              Greenwich
                                             portfolios).       Funds.
 -----------------------------------------------------------------------------------------------------------
 Rowan, S. Ford     Director      Since      Director/Trustee   None             Consultant, Rowan & Blewitt
 Age 59                           2002       of all Legg Mason                   Inc. (management
                                             funds (consisting                   consulting); Adjunct
                                             of 23                               Professor, George
                                             portfolios).                        Washington University since
                                                                                 2001; Director of Santa Fe
                                                                                 Institute (scientific
                                                                                 research institute) since
                                                                                 1999; Director of Annapolis
                                                                                 Center for Science-Based
                                                                                 Public Policy since 1995.
 -----------------------------------------------------------------------------------------------------------

 -----------------------------------------------------------------------------------------------------------
                                  TERM OF
                                  OFFICE
                                    AND
                   POSITION(S)    LENGTH         NUMBER OF           OTHER
                    HELD WITH     OF TIME       LEGG MASON       DIRECTORSHIPS     PRINCIPAL OCCUPATION(S)
   NAME AND AGE       FUNDS      SERVED(A)    FUNDS OVERSEEN         HELD        DURING THE PAST FIVE YEARS
 -----------------------------------------------------------------------------------------------------------
 Fetting, Mark      President     Since      Director of Legg   Director of the  Executive Vice President of
 R.(C)                            2001       Mason Value        Royce Family of  Legg Mason, Inc.; Director
 Age 47                                      Trust, Inc., Legg  Funds            and/or officer of various
                                             Mason Special      (consisting of   Legg Mason affiliates since
                                             Investment Trust,  17 portfolios).  2000. Formerly: Division
                                             Inc., Legg Mason                    President and Senior
                                             Investment Trust,                   Officer of Prudential
                                             Inc. and Legg                       Financial Group, Inc. and
                                             Mason Charles                       related companies,
                                             Street Trust,                       including fund boards and
                                             Inc.; President                     consulting services to
                                             of all Legg Mason                   subsidiary companies
                                             funds (consisting                   (1991-2000); Partner,
                                             of 23                               Greenwich Associates; Vice
                                             portfolios).                        President, T. Rowe Price
                                                                                 Group, Inc.
 -----------------------------------------------------------------------------------------------------------
 Duffy, Marc        Vice          Since      Vice President     None             Vice President and
 R.(D)              President     2000       and Secretary of                    Secretary of Legg Mason
 Age 44             and                      all Legg Mason                      Fund Adviser, Inc. since
                    Secretary                funds (consisting                   2000; Associate General
                                             of 23                               Counsel of Legg Mason Wood
                                             portfolios).                        Walker, Incorporated since
                                                                                 1999. Formerly: Senior
                                                                                 Associate, Kirkpatrick &
                                                                                 Lockhart LLP (1996-1999);
                                                                                 Senior Counsel, Securities
                                                                                 and Exchange Commission,
                                                                                 Division of Investment
                                                                                 Management (1989-1995).
 -----------------------------------------------------------------------------------------------------------
 Karpinski, Marie   Vice          Since      Vice President     None             Vice President and
 K.(D)              President     1999       and Treasurer of                    Treasurer of Legg Mason
 Age 53             and                      all Legg Mason                      Fund Adviser, Inc. and
                    Treasurer                funds (consisting                   Western Asset Funds, Inc.;
                                             of 23                               Treasurer of Pacific
                                             portfolios).                        American Income Shares,
                                                                                 Inc. and Western Asset
                                                                                 Premier Bond Fund.
 -----------------------------------------------------------------------------------------------------------

(A) Directors of the Corporation serve a term of indefinite length until their resignation or removal and stand for re-election by shareholders only as and when required by the 1940 Act. Officers of the Corporation serve one-year terms, subject to annual reappointment by the Board of Directors.

(B) Mr. Curley is considered to be an interested person (as defined in the 1940
    Act) of the Corporation by virtue of being an employee of Legg Mason Wood Walker, Incorporated, the principal underwriter of the Corporation.

(C) Mr. Fetting is considered to be an interested person (as defined in the 1940
    Act) of the Corporation by virtue of being an employee of Legg Mason Wood Walker, Incorporated, the principal underwriter of the Corporation.

(D) Officers of the Corporation are interested persons (as defined in the 1940
    Act).

            ADDITIONAL INFORMATION ABOUT THE CORPORATION'S DIRECTORS
            AND OFFICERS IS CONTAINED IN THE STATEMENT OF ADDITIONAL
             INFORMATION, AVAILABLE WITHOUT CHARGE UPON REQUEST BY
                            CALLING 1-800-822-5544.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Legg Mason offers a wide range of mutual funds to meet investors' varying financial needs and investment goals. The funds are listed below:

              EQUITY FUNDS:                                  SPECIALTY FUNDS:
Value Trust                                 Balanced Trust
Special Investment Trust                    Financial Services Fund
American Leading Companies Trust            Opportunity Trust
Classic Valuation Fund
Focus Trust
U.S. Small-Capitalization Value Trust

              GLOBAL FUNDS:                                TAXABLE BOND FUNDS:
Global Income Trust                         U.S. Government Intermediate-Term Portfolio
Europe Fund                                 Investment Grade Income Portfolio
International Equity Trust                  High Yield Portfolio
Emerging Markets Trust

           TAX-FREE BOND FUNDS:                            MONEY MARKET FUNDS:
Tax-Free Intermediate-Term Income Trust     U.S. Government Money Market Portfolio
Maryland Tax-Free Income Trust              Cash Reserve Trust
Pennsylvania Tax-Free Income Trust          Tax Exempt Trust

For information on the specific risks, charges, and expenses associated with any Legg Mason fund, please consult a Legg Mason Financial Advisor for a prospectus. Read it carefully before investing or sending money.




                                                         [LEGG MASON FUNDS LOGO]

                         Investment Manager

                         Legg Mason Fund Adviser, Inc.
                         Baltimore, MD

                         Investment Adviser

                         Brandywine Asset Management, Inc.
                         Wilmington, DE

                         Board of Directors

                         John F. Curley, Jr., Chairman
                         Mark R. Fetting, President
                         Richard G. Gilmore
                         Arnold L. Lehman
                         Robin J.W. Masters
                         Dr. Jill E. McGovern
                         Arthur S. Mehlman
                         G. Peter O'Brien
                         S. Ford Rowan

                         Transfer and Shareholder Servicing Agent

                         Boston Financial Data Services
                         Braintree, MA

                         Custodian

                         State Street Bank & Trust Company
                         Boston, MA

                         Counsel

                         Kirkpatrick & Lockhart LLP
                         Washington, DC

                         Independent Accountants

                         PricewaterhouseCoopers LLP
                         Baltimore, MD

    This report is not to be distributed unless preceded or accompanied by a prospectus.

                      LEGG MASON WOOD WALKER, INCORPORATED
                        MEMBER NYSE, INC. - MEMBER SIPC
                    ---------------------------------------

                                100 Light Street
                    P.O. Box 1476, Baltimore, MD 21203-1476
                                410 - 539 - 0000

LMF-233
12/02